UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Event Requiring Report: September 11, 2001




                   GOLDEN OPPORTUNITY DEVELOPMENT CORPORATION
                   -------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


           000-27961                                87-0067813
     --------------------                    ------------------------
   (Commission File Number)              (IRS Employer Identification Number)


                                     NEVADA
 -------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
  -----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.           Changes in Registrant's Certifying Accountant

On September 11, 2001. Mantyla McReynolds of Salt Lake City ("Mantyla"), the principal accountant engaged to audit the Company's financial statements informed Golden Opportunity Development Corporation (the "Company") that it was resigning from that position effective immediately.

The audit reports of Mantyla on the Company's financial statements for the fiscal year ending December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of prior auditor, Crouch, Bierwolf & Chisholm of Salt Lake City, on the Company's financial statements for the fiscal year ending December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Both reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 1999 and 2000 and the subsequent interim periods through June 30, 2001, and up to September 11, 2001, the date of Mantyla's resignation, the Company had no disagreements with Mantyla or the company's prior auditor, Crouch, Bierwolf & Chisholm, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Mantyla or Crouch, Bierwolf & Chisholm to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Company provided Mantyla with a copy of this amended report prior to filing it with the SEC. The Company requested that Mantyla furnish the Company with a letter to the SEC stating whether Mantyla agrees with the above statements. A copy of that letter dated September 24, 2001 is filed as Exhibit 16(ii) to this Form 8-K.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT     PAGE
NO.         NO.      DESCRIPTION

16(i)       *        Resignation letter from Mantyla McReynolds dated
                     September 12, 2001.

16(ii)      *        Letter from Mantyla McReynolds stating that it has reviewed the Form 8-K/A and has no objection to the statements made within it.


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2001


                              Golden Opportunity Development Corporation



                              By:      /s/ Richard D. Surber
                                   ------------------------------------
                                   Richard D. Surber, President

                       (Letterhead of Mantyla McReynolds)
                         5872 South 900 East, Suite 250
                            Salt Lake City, UT 84121

                               September 25, 2001

Securities and Exchange Commission
450 West Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4 of Golden Opportunity Development Corporation's Form 8-K/A dated September 25, 20001, and are in agreement with the statements contained therein regarding our resignation as auditors.


                                            Very truly yours,

                                               /s/ Mantyla McReynolds
                                            -----------------------------
                                            Mantyla McReynolds